SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2014
(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◦	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◦	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◦	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◦	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Current Report on Form 8-K/A (Amendment No. 1) (the “Amendment”) amends the Current Report on Form 8-K filed by Union Bankshares, Inc. (the “Company”) on May 23, 2014 (the “Original Report”). The sole purpose of the Amendment is to correct certain information previously reported under Item 5.07 of the Original Report regarding the number of shares voted at the Annual Meeting of Shareholders held on May 21, 2014 (the “Annual Meeting”), the vote totals for director nominees and the votes cast "for" proposals 2 and 3. The information in this Amendment is based on an updated vote tabulation provided by the Inspector of the Election and supersedes and replaces the information contained in the Original Report in response to Item 5.07. The updated vote tabulation did not affect the outcome of any election for director or other matter voted upon at the Annual Meeting. There is no change to the information contained in the Original Report in response to Item 5.02 nor to the exhibits filed in response to Item 9.01 of the Original Report.

Item 5.07: Submission of Matters to a Vote of Security Holders
The Company held its annual meeting of shareholders on May 21, 2014. Of 4,458,262 shares outstanding on the record date of the meeting (March 28, 2014) and entitled to vote, 3,887,009 shares were represented in person or by proxy. The following three matters were voted on by the shareholders and approved at the meeting:

1.	To fix the number of directors at nine for the ensuing year and to elect the following individuals as directors to serve a one year term:

Nominees	Votes For	Votes Withheld	Broker Non-votes
Cynthia D. Borck	2,727,922	9,694	1,149,393
Steven J. Bourgeois	2,717,835	19,781	1,149,393
Kenneth D. Gibbons	2,650,970	86,646	1,149,393
John M. Goodrich	2,728,020	9,596	1,149,393
Timothy W. Sargent	2,720,229	17,387	1,149,393
David S. Silverman	2,658,410	79,206	1,149,393
John H. Steel	2,726,662	10,954	1,149,393
Schuyler W. Sweet	2,725,555	12,061	1,149,393
Cornelius J. Van Dyke	2,719,254	18,362	1,149,393

2.	To approve the Union Bankshares, Inc. 2014 Equity Incentive Plan. The number of votes in favor was sufficient to approve the resolution.

Votes For	Votes Against	Abstained	Broker Non-votes
2,569,917	126,372	41,327	1,149,393

3.	To ratify the appointment of the firm of Berry Dunn McNeil & Parker, LLC as the Company’s external auditors for 2014. The number of votes in favor was sufficient to ratify the appointment.

Votes For	Votes Against	Abstained
3,858,563	9,362	19,084

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

June 12, 2014	/s/ David S. Silverman
David S. Silverman
President and Chief Executive Officer